Name:___________________________

$ Amount Subscribed for:____________

GIGABEAM CORPORATION

SUBSCRIPTION DOCUMENTS

This booklet consists of:

•	One Subscription/Registration Rights Agreement; and

•	One NASD/Selling Securityholder Questionnaire.

GIGABEAM CORPORATION

SUBSCRIPTION INSTRUCTIONS

IMPORTANT: PLEASE READ THE ATTACHED SUBSCRIPTION/REGISTRATION RIGHTS AGREEMENT CAREFULLY BEFORE COMPLETING AND SIGNING IT. THERE ARE SIGNIFICANT REPRESENTATIONS CONTAINED IN THE SUBSCRIPTION/REGISTRATION RIGHTS AGREEMENT.

All subscribers must complete and execute the documents contained in this booklet in accordance with the instructions set forth below. Any questions you may have concerning these documents should be directed to Brian L. Ross, Esq., at Graubard Miller, counsel to the Placement Agent, at (212-818-8610).

INSTRUCTIONS

1.	All investors please fill in requested information, date and sign the Subscription/Registration Rights Agreement included in this package.

2.	All investors please fill in the requested information, date and sign the copy of the NASD/Selling Securityholder Questionnaire included in this package.

3.
Cash payments: Investors paying for their investment in cash, please follow the instructions for making payment by wire transfer or check payment that are set forth in Sections 1 and 2, respectively, of Schedule 1 to the Subscription/Registration Rights Agreement (see page S-1).

4.
Payments using 2005 Notes: Investors paying for their investment through the conversion of the Company’s 8% Senior Convertible promissory notes issued in January 2005 or February 2005 (“2005 Notes”), please follow the instructions for the conversion and surrender of the 2005 Notes that are set forth in Section 3 of Schedule 1 to the Subscription/Registration Rights Agreement (see page S-1), including completion and delivery of the Conditional Note Surrender and Conversion Form attached as Exhibit 1 thereto (see page S-7).

5.	Payments using combination of cash and 2005 Notes: Investors paying for their investment through a combination of cash and conversion of 2005 Notes must follow steps 3 and 4, above.

6.	All investors please return completed documents to Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Attention: Brian L. Ross, Esq.

GIGABEAM CORPORATION

SUBSCRIPTION/REGISTRATION RIGHTS AGREEMENT

INSTRUCTIONS

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.
SIGNIFICANT REPRESENTATIONS ARE CONTAINED IN THIS DOCUMENT.

PLEASE COMPLETE AS FOLLOWS:

1.	Fill in the missing information on Page 1.

2.	Individual Investors must complete and sign Question 8.8 and sign the Individual Investor signature page.

3.
Entity Investors must complete Question 8.9 (please note, persons affiliated with the entity may be required to complete and sign Question 8.8) and additionally sign the Entity Investor signature page.

4.	Persons directing investment decisions for an Investor that is an irrevocable trust must also complete the Supplemental Questionnaire beginning on page 13.

DELIVER YOUR EXECUTED AGREEMENT AND QUESTIONNAIRE TO:

GRAUBARD MILLER
THE CHRYSLER BUILDING
405 LEXINGTON AVENUE
NEW YORK, NEW YORK 10174
ATTENTION: BRIAN L. ROSS, ESQ.

DELIVER CASH PORTION OF PAYMENT BY WIRE TRANSFER OR CHECK
AND
2005 NOTE PORTION OF PAYMENT BY DELIVERY OF THE
2005 NOTES
AS PROVIDED HEREIN ON PAGE S-1.

NOTE: UNDER THE PROVISIONS OF THE PATRIOT ACT, YOU MUST FURNISH YOUR SOCIAL SECURITY OR EIN NUMBER ON THE FOLLOWING PAGE IN ORDER FOR THE ESCROW AGENT TO ACCEPT YOUR PAYMENT.

Print Name of Subscriber ___________________

Social Security or EIN Number _______________

SUBSCRIPTION/REGISTRATION RIGHTS AGREEMENT

GigaBeam Corporation (“Company”) and the Investor hereby agree as follows:

1. Subscription for Securities. I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase ______ shares of the Company’s 10% Series A Redeemable Preferred Stock (“Preferred Stock”) for $700 per share and ______ common stock purchase warrants (“Warrants”) for $0.05 per Warrant, or an aggregate purchase price for such securities of $_____________, as offered by the Company as part of an offering for aggregate gross proceeds of up to $6 million of Preferred Stock and Warrants, which amount may be increased in the mutual discretion of the Company and the Placement Agent (“Offering”). I understand that the Preferred Stock and Warrants may only be purchased together on a one (1) share-and-100 Warrants basis. HCFP/Brenner Securities LLC shall act as the exclusive managing placement agent in this Offering (“HCFP” or “Placement Agent”). The minimum investment is $105,750 (or 150 shares of Preferred Stock and 15,000 Warrants), or such lesser amount to which the Placement Agent and the Company may mutually agree.

2. Terms of the Securities. The terms of the Preferred Stock are as prescribed in the Certificate of Designations, Rights and Preferences of the 10% Series A Redeemeable Preferred Stock attached hereto as Exhibit A (“Certificate of Designations”) and the terms of the Warrants are as prescribed in the form of Warrant Certificate attached hereto as Exhibit B (“Warrant Certificate”) and the Warrant Agreement, as amended, attached hereto as Exhibit C (“Warrant Agreement”). The Warrant Agreement was executed as of January 28, 2005 in connection with the Company’s issuance of other warrants (“January 2005 Warrants”) in a private placement and was amended on May 6, 2005 to include the Warrants thereunder. The Warrants will be identical to the January 2005 Warrants. The Preferred Stock and the shares of common stock (“Common Stock”) issuable as dividends thereon (“Dividend Shares”) and the Warrants (and the shares of Common Stock underlying the Warrants) are collectively referred to herein as the “Securities.”

3. Offering Period; Maximum. The Securities will be offered for sale until May 31, 2005, subject to extension until June 15, 2005, without notice to the Investor or other subscribers, at the discretion of the Placement Agent, or such later date as mutually agreed upon by the Company and the Placement Agent (such date, as it may be extended, is referred to as the “Termination Date”). The Offering is being conducted on a best-efforts basis. There is no minimum amount of aggregate investment that must be received by the Company in order for there to be a closing. It is hereby acknowledged by the parties that the Placement Agent and broker/dealers employed by the Placement Agent and/or certain of their affiliates are currently holders of the securities of the Company. It is further acknowledged that (a) such security holders, as well as directors, officer and employees of the Company, shall be permitted to purchase Securities in this Offering and (b) holders of an aggregate principal amount of $2.5 million of the Company’s outstanding 8% senior convertible notes have the right to exchange all or a portion of those notes (and the due and unpaid interest thereon) for the Securities offered in this Offering.

4. Closings. The Company may hold an initial closing (“Initial Closing”) at any time after the receipt of one or more accepted subscriptions prior to the Termination Date. After the Initial Closing, subsequent closings with respect to additional Securities may take place at any time, as determined jointly by the Company and the Placement Agent, with respect to subscriptions accepted prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as a “Closing”).

5. Investor Delivery of Payment and Documents.

5.1 I have tendered the full purchase price for the Securities by one or a combination of the following means:

(a) wiring funds in accordance with the instructions set forth in Section 1 to Schedule 1;

(b) by delivery of a check in accordance with the instructions set forth in Section 2 of Schedule 1; and/or

(c) delivering certain 2005 Notes in accordance with the instructions set forth in Section 3 to Schedule 1.

5.2 I hereby tender to the Placement Agent an executed copy of this Subscription/Registration Rights Agreement and the accompanying NASD/Selling Securityholder Questionnaire.

5.3 In the event a Closing does not take place with respect to any subscription for any reason or if my subscription is otherwise rejected, all cash proceeds and 2005 Notes delivered by me in accordance with the foregoing shall be returned to me as soon as practicable, without interest or deduction.

5.4 In the event my subscription is accepted and there is a Closing, the Securities that I am subscribing for will be delivered promptly to me along with a fully executed version of this Agreement. To the extent any portion of the 2005 Notes delivered hereby are not converted into Securities, the Company shall issue new notes of like tenor having a principal amount equal to the principal amount not converted hereunder.

6. Acceptance or Rejection of Subscription/Registration Rights Agreement. Each of the Company and the Placement Agent have the right to reject this subscription for the Securities, in whole or in part for any reason and at any time prior to the Closing, notwithstanding prior receipt by me of notice of acceptance of my subscription. The Securities subscribed for herein will not be deemed issued to or owned by me until two copies of this Subscription/Registration Rights Agreement have been executed by me and countersigned by the Company, and a Closing with respect to my subscription has occurred.
7. Offering to Accredited Investors. This Offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended (“Securities Act"), and Rule 501 promulgated thereunder, and is being made without registration under the Securities Act in reliance upon the exemptions contained in Sections 3(b), 4(2) and/or 4(6) of the Securities Act and applicable state securities laws. As indicated by my responses hereof, the Investor is an “accredited investor” within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder.

8. Investor Representations and Warranties. I acknowledge, represent and warrant to the Company and the Placement Agent as follows:
8.1 Obligations of the Company and the Investor. The Company has no obligation to me other than as set forth in this Agreement. I am aware that, except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive my death or disability. In order to induce the Company to issue and sell the Securities to me, I represent and warrant that the information relating to me stated herein and in the NASD/Selling Securityholder Questionnaire is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of Securities becomes effective. If, prior to the final consummation of the offer and sale of the Securities and the date the Registration Statement (defined in Schedule 1) is declared effective by the SEC, there should be any change in such information or any of such information becomes incorrect or incomplete, I agree to notify the Company and supply the Company promptly with corrective information.

8.2 Information About the Company.

(a) I have been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the Offering and the business and operations of the Company and all such questions have been answered to my full satisfaction. I have also been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. I have received all information regarding the Company that I have reasonably requested. I understand that there is no assurance as to the future performance of the Company.

(b) I have read and fully understand all reports and other filings made by the Company with the Securities and Exchange Commission that are available through EDGAR at the Securities and Exchange Commission’s website (www.sec.gov), including the Company’s Annual Report on Form 10-K as filed on April 15, 2005 (“Form 10-K”) and its Registration Statement on Form SB-2 as filed on May 5, 2005 (“May 2005 Registration Statement”) and other exhibits annexed thereto. I have also read and fully understand the risks regarding the Company set forth under the captions “Certain Factors Which May Effect Future Results” in the Form 10-K and “Risk Factors” in the May 2005 Registration Statement.

(c) In addition, I understand the following additional risk factors:

The Placement Agent does not and will not make a market for the Company’s securities, which could adversely affect the liquidity and price of our securities. The Placement Agent does not make markets in the Common Stock or the Company’s publicly traded warrants (“Public Warrants”) and will not be making a market in such securities or in the Securities being sold in this offering. However, certain broker-dealers other than the Placement Agent are making a market in the Common Stock and Public Warrants and it is expected they will make a market in the Warrants, if such Warrants are approved for quotation on the OTC Bulletin Board. The fact that the Placement Agent does not act as a market maker for the Company’s securities may adversely impact the liquidity and price of such securities.

The Company will experience net losses in the short term and will need to raise additional funds in the near future. The Company is an early stage enterprise, has had limited commercial operations to date and completed an initial public offering of its securities in October 2004. Our business model is capital intensive, requiring significant expenditures ahead of projected revenues. The Company will generate net losses and negative cash flows in the near term and will be required to make significant capital expenditures to complete its transformation from developmental company to operating company. We plan to fund our operations in the short term with this Offering and, during the next 12 months, from additional debt and equity financings, anticipated revenues, the proceeds from future Public Warrant exercises and/or accounts receivable financing. There can be no assurance, however, that we will be able to obtain additional capital or on what terms any such capital might be available. If additional capital is either unavailable or cost prohibitive, we will need to change our business strategy or reduce or scale back our operations. In addition, if we raise additional funds by issuing equity securities, our securityholders may experience dilution.

The Company has previously granted registration rights. The Company has previously granted registration rights, which would allow the holders thereof to include certain of the securities of the Company on the registration statement to be filed on behalf of subscribers in the Offering. The inclusion of some or all of those securities on the registration statement to be filed on behalf of subscribers in this Offering will result in numerous additional securities being subject to resale into the market concurrently with the Warrants and the shares of Common Stock issuable as dividends on the Preferred Stock being sold in the Offering. This could make it more difficult to sell such Securities in the market at any given time and could result in depressed prices for any such sales.

There is no assurance that the Warrants will be approved for quotation on the OTC Bulletin Board. While the Company is required to file a registration statement with respect to the Securities (as described in Schedule 1 to this Subscription/Registration Rights Agreement) and expects that a market maker will file an application to commence quotation of the Warrants on the OTC Bulletin Board, there can be no assurance that the OTC will approve such quotation or how long such approval would take. Failure to obtain quotation of the Warrants on the OTC Bulletin Board will further limit the market for such securities and could adversely affect their value.

The Company’s management will have substantial discretion over the use of proceeds of this offering and may not apply them effectively. The proceeds of this offering will be used for working capital and general corporate purposes and the Company’s management will have significant flexibility in applying such proceeds. The failure of our management to apply these funds effectively could materially harm our business.
8.3 No assurances; No general solicitation. I have received no representation or warranty from the Company or any of its respective officers, directors, employees or agents in respect of my investment in the Company. I am not participating in the Offering as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
8.4 Speculative Investment. I am aware that the Securities are a speculative investment. I acknowledge that I can lose the entire amount of my investment in the Company. I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and have relied solely upon my own investigation in making a decision to invest in the Company. I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment. I believe that the investment in the Securities is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company. The investment in the Company does not constitute all or substantially all of my investment portfolio.

8.5 Restrictions on Transfer. I understand that (i) the Securities have not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this Offering or made any finding or determination relating to the fairness of an investment in the Company and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws. I acknowledge that the Securities are subject to restrictions on transferability and may not be resold, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I further acknowledge that, although the Company has agreed to file a registration statement covering the resale by me of the Warrants and the shares of Common Stock underlying the Warrants and shares of Common Stock issuable as dividends on the Preferred Stock, (i) there is no assurance that the Company will do so, (ii) such registration statement, if filed, may not be declared effective or (iii) if declared effective, the Company may not be able to keep it effective until I effect the resale of securities registered thereby. I understand that each certificate evidencing the Securities will bear the legend set forth below:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”) OR APPLICABLE STATE LAW. THE SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A SUBSCRIPTION/REGISTRATION RIGHTS AGREEMENT BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF WHICH IS ON FILE IN THE PRINCIPAL OFFICES OF THE COMPANY.”

8.6 Limited Market for Common Stock and Warrants. I am purchasing the Securities for my own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the Securities. I understand that there is a limited market for the Common Stock and currently no market for the Warrants and there may not be any market for the Warrants in the future. I agree that (i) the purchase of the Securities is a long-term investment and (ii) I may have to bear the economic risk of investment for an indefinite period of time because the Securities have not been registered under the Securities Act and may never be registered and, cannot be resold, pledged, assigned, or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I understand that the Company is under no obligation to register the Securities, except as may be set forth in Schedule 1, or to assist me in complying with any exemption from such registration under the Securities Act or any state securities laws.

8.7 Entity Authority.

(a) If the Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription/Registration Rights Agreement and Investor Information Statement on behalf of such entity has been duly authorized by such entity to do so.

(b) The undersigned represents and warrants to the Company that (i) if an entity, its principal place of business and executive offices are located in the State set forth on the Entity signature page hereof and (ii) if an individual, his or her state of residency is the State set forth on the Individual signature page hereof.

8.8 Accredited Investor Status For Individuals. (INVESTORS THAT ARE CORPORATIONS, LIMITED LIABILITY COMPANIES, PARTNERSHIPS, REVOCABLE TRUSTS, IRREVOCABLE TRUSTS, EMPLOYEE BENEFIT PLAN TRUSTS AND INDIVIDUAL RETIREMENT ACCOUNTS SHOULD IGNORE THE FOLLOWING QUESTIONS AND PROCEED TO SECTION 7.10).
(a) I am an accredited investor within the meaning of Section 2(15) of the Securities Act and Rule 501 promulgated thereunder because (please check the applicable responses):

☐	My individual annual income during each of the two most recent years exceeded $200,000 and I expect my annual income during the current year will exceed $200,000.
☐
If I am married, my joint annual income with my spouse during each of the two most recent years exceeded $300,000 and I expect my joint annual income with my spouse during the current year will exceed $300,000.

☐	My individual or joint (together with my spouse) net worth (including my home, home furnishings and automobiles) exceeds $1,000,000.

(b) The aggregate value of my assets is approximately $___________.

(c) My aggregate liabilities are approximately $___________.

(d) My current and expected income is:

YEAR	INCOME

2005 (Estimated)	$
2004 (Actual)	$
2003 (Actual)	$

Individual Investors must sign below and then should skip to Section 8.10. Each person associated with an Entity Investor who is required under Section 8.10 to separately complete the questions in this Section 8.8 must sign the below confirmation:

I hereby confirm the answers to Section 8.8 are true and correct in all respects as of the date hereof and will be on the date of the purchase of Securities.

Executed this ____ day of ________, 2005

Signature:
Print Name:

8.9 Accredited Investor Status for Entities. (INVESTORS WHO ARE INDIVIDUALS SHOULD IGNORE THESE QUESTIONS.)

(a) The entity is a (please check the applicable response):
☐	Corporation
☐	Limited Liability Company
☐	Partnership
☐	Revocable Trust
☐
Irrevocable Trust (If the Investor is an Irrevocable Trust, a supplemental questionnaire, which is contained on the page following the Entity Investor signature page of this Subscription/Registration Rights Agreement, must be completed by the person directing the investment decision for the trust.)

☐	Employee Benefit Plan Trust
☐	Individual Retirement Account (If you are an IRA, skip (b))

(b) Check all responses that apply:

☐	The Entity was not formed for the specific purpose of investing in the Company

☐	The Entity has total assets in excess of $5 million dollars
☐
For Employee Benefit Plan Trusts Only: The decision to invest in the Company was made by a plan fiduciary, as defined in Section 3(21) of ERISA, who is either a bank, insurance company or registered investment advisor.

(c) If you did not check the first two of the three boxes in Question (b) or if the Entity is an Individual Retirement Account or a Self-directed Employee Benefit Plan Trust, list the name of each person who:

(i)
owns an equity interest in the Entity (i.e., each shareholder if the Entity is a corporation, each member if the Entity is a limited liability company and each partner if the Entity is a partnership); or

(ii)	is a grantor for the revocable trust or Individual Retirement Account; or

(iii)	is the person making the investment decision for a self-directed Employee Benefit Plan Trust.

___________________________  __________________________

___________________________  __________________________

EACH PERSON LISTED ABOVE MUST SEPARATELY COMPLETE AND SUBMIT TO THE COMPANY THE ANSWERS TO QUESTION 8.8 AND SIGN THE WRITTEN
CONFIRMATION AT THE END OF SECTION 8.8.

8.10 No Offer Until Determination of Suitability. I acknowledge that any delivery to me of the documents relating to the offering of the Securities prior to the determination by the Company of my suitability will not constitute an offer of the Securities until such determination of suitability is made.

8.11 For Florida Residents. The Securities have not been registered under the Securities Act or the Florida Securities Act, by reason of specific exemptions thereunder relating to the limited availability of the Offering. The Securities cannot be sold, transferred, or otherwise disposed of to any person or entity unless subsequently registered under the Securities Act or the Securities Act of Florida, if such registration is required. Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act will be voidable by such Florida purchaser either within three days after the first tender of consideration is made by the purchaser to the issuer, an agent of the issuer, or an escrow agent, or within three days after the availability of the privilege is communicated to such purchaser, whichever occurs later. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes and by Rule 3-500.05(a) thereunder, if I am a Florida resident I may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to the materials set forth in the Rule that the Company can obtain without unreasonable effort or expense.

9. Company Representations and Warranties. The Company hereby represents and warrants to the Investor and the Placement Agent as follows:
9.1 Authority. The Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and thereby. Except as set forth on Schedule1, all corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby and thereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company except that the Company has not yet filed the Certificate of Designation with the State of Delaware, which it hereby covenants to do on or prior to May 10, 2005. Subject to the terms and conditions of this Agreement, the Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (ii) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement. The sale by the Company of the Securities does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property. The sale of the Securities will not trigger any pre-emptive or other right held by any party (other than the right of the 2005 Note holders to exchange the 2005 Notes in this Offering) and the consent of no party is required for the consummation of the transactions contemplated by this Agreement, except (a) approval of the listing of the Warrants on the OTC Bulletin Board as contemplated on Schedule 1, (b) the SEC’s declaration of effectiveness of the Registration Statements and (c) the NASD’s approval of Forms 211 filed by or on behalf of parties desiring to act as market makers for the Warrants.
9.2 SEC Documents. The Company’s Common Stock and the warrants issued by the Company in its initial public offering (“Public Warrants”) are registered pursuant to Section 12(g) of the Exchange Act. Since its public offering, the Company has timely filed with the SEC all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (such reports, schedules, forms, statements and other documents are hereinafter referred to as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except in the case of unaudited statements, as permitted by Rule 10-01 of Regulation S-X) and fairly present, in all material respects, the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (on the basis stated therein and subject, in the case of unaudited quarterly statements, to the absence of complete notes and to normal year-end audit adjustments). Since the date of the Financial Statements for the fiscal year ended December 31, 2004, there has been no material adverse change in the financial condition of the Company, except as otherwise described in the SEC Documents. Since the date of the filing of the Form 10-K, there have been no events relating to the business or financial condition of the Company that requires the filing of a Report on Form 8-K by the Company.

10. Indemnification. I hereby agree to indemnify and hold harmless the Company and the Placement Agent, their respective officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained herein or in the NASD/Selling Securityholder Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or in the NASD/Selling Securityholder Questionnaire. The Placement Agent is a third-party beneficiary of this Section and this Section may not be modified or amended without the prior written agreement of the Placement Agent.

11. Severability; Remedies. In the event any parts of this Subscription/Registration Rights Agreement are found to be void, the remaining provisions of this Subscription/Registration Rights Agreement are nevertheless binding with the same effect as though the void parts were deleted.

12. Governing Law and Jurisdiction. This Subscription/Registration Rights Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription/Registration Rights Agreement will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

13. Counterparts. This Subscription/Registration Rights Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription/Registration Rights Agreement may be by actual or facsimile signature.

14. Benefit. This Subscription/Registration Rights Agreement is binding upon and inures to the benefit of the parties hereto (and the Placement Agent to the extent it is a third-party beneficiary hereof) and their respective heirs, executors, personal representatives, successors and assigns. The Placement Agent is a third-party beneficiary with respect to any sections hereof that so state or that otherwise indicate that the Placement Agent would be entitled to rely on the representations, warranties or covenants made by me therein.

15. Notices. All notices, offers, acceptance and any other acts under this Subscription/Registration Rights Agreement (except payment) must be in writing, and are sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to me should be sent to my preferred address on the signature page hereto. All communications to the Company should be sent to the addresses set forth on Schedule 1. Each party may designate another address by notice to the other parties.

16. Oral Evidence. This Subscription/Registration Rights Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription/Registration Rights Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

17. Section Headings. Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription/Registration Rights Agreement.

18. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Securities.

19. Acceptance of Subscription. The Company may accept this Subscription/Registration Rights Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

SIGNATURE PAGE FOR INDIVIDUAL INVESTORS - COMPLETE ALL INFORMATION

Name: _______________________ Name of Joint Investor (if any): _______________________

Residence Address: ____________________________________________________________

Telephone: (H) ___________________ (W) _____________________ Fax _________________

Occupation: _________________________ Employer: _________________________________

Business Address: _____________________________________________________________

Send communications to:  ☐ Home ☐ Office ☐ E-Mail:
E-mail address: _________

Age: _______________  Social Security Number: _____________________________________

Check manner in which securities are to be held:

☐	Individual Ownership	☐	Tenants in Common	☐	Joint Tenants with Right of Survivorship (both parties must sign)
☐	Community Property	☐		☐	Other (please indicate):___________

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

INVESTOR MUST SIGN AND PRINT NAME BELOW:	The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.
Signature:________________________	GIGABEAM CORPORATION
Print Name:________________________
Signature:________________________	By:______________________________________
Print Name:_______________________	Name: Title: Date:

SIGNATURE PAGE FOR ENTITY INVESTORS - COMPLETE ALL INFORMATION

Name of Entity: _________________________________________________________________
Address of Principal Office: _______________________________________________________
Telephone: ___________________ Fax: _____________________________________________

Taxpayer Identification Number: ______________________
Check type of Entity:

☐	Employee Benefit Plan Trust	☐	Limited Partnership	☐	General Partnership	☐	Individual Retirement Account
☐	Limited Liability Company	☐	Trust	☐	Corporation	☐	Other (please indicate) __________________

Date of Formation or incorporation: ___________ State of Formation or incorporation: ____________

Describe the business of the Entity: ______________________________________________________

___________________________________________________________________________________

List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.

Name	Position	Authority for this investment

INVESTOR: ___________________________ Signature of Authorized Signatory Name: Title: Date:	The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms. GIGABEAM CORPORATION By: _____________________________________ Name: Title: Date:

SUPPLEMENTAL QUESTIONNAIRE FOR IRREVOCABLE TRUSTS

This Supplemental Questionnaire must be completed by the person directing the investment decision for an irrevocable trust. No other person needs to complete this Supplemental Questionnaire.

Please respond to the following questions, supplying as much detail as possible in order to make your answers complete:

1. Name of Trustee (“Trustee”) who is directing the decision for the Trust to invest in the Company ________________________. The remaining questions should be answered by the Trustee.

2. Does the Trustee have sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of an investment in the Company?

Yes  __ No __

3. During the last three years, the Trustee has made the following investments:

Year	Nature of Investment	Amount

4. Please list all the educational institutions the Trustee has attended (including high schools, colleges, and specialized training schools), and indicate the dates attended and the degree(s) (if any) obtained from each.

From	To	Institution	Degree

5. Please list any professional licenses the Trustee has.

6. Indicate the Trustee’s principal business experience or occupation during the last three years. (Please list present, or most recent, position first and the others in reverse chronological order).

From	To	Name of Employer	Position

7. Indicate by check mark which of the following categories best describes the extent of the Trustee's prior experience in the areas of investment listed below:

	Substantial Experience or Knowledge	No Experience
Marketable securities
Government securities
Municipal (tax-exempt) securities
Commodities
Options (stock or commodities)
Securities for which no market exists
Limited partnerships
Real estate or oil and gas programs
Tax deferred investment generally

8. Does the Trustee make his own investment decisions with respect to investments?

_____ Always   _____ Frequently
_____ Usually   _____ Rarely

9. What is the Trustee’s principal sources of investment knowledge or advice? (The Trustee may check more than one).

_____ First hand experience with industry
_____ Financial publication(s)
_____ Trade or industry publication(s)
_____ Banker(s)
_____ Broker(s)
_____ Investment Advisor(s)
_____ Attorney(s)
_____ Accountant(s)

10.
Please provide in the space below any additional information which would indicate that the Trustee has sufficient knowledge and experience in financial and business matters so that the Trustee are capable of evaluating the merits and risks of investing in restricted securities for which no market exists, such as those being offered by the Company.

SCHEDULE 1

1. Wiring Instructions.

Please instruct your bank to wire funds to:

Commerce Bank
6000 Atrium Way
Mt. Laurel, New Jersey 08054
ABA #: 026013673

For the account of:
Blank Rome LLP
Attorney Escrow Account
Account No.: 7910028575
C/M #: 120755-100 Atty: BLS

2. Instructions for payment by check.

When delivering your completed subscription documents, please also deliver a check to Graubard Miller in the applicable amount, payable to Blank Rome LLP as Escrow Agent, which check shall be immediately forwarded to and the proceeds thereof held by the escrow agent.

3. Instructions for Surrender and Conversion of 2005 Notes.

Please deliver the 2005 Notes you intend to surrender to fund all or a portion of your purchase of Securities in the Offering, together with the Subscription/Registration Rights Agreement, the NASD/Selling Securityholder Questionnaire and the Conditional Note Surrender and Conversion Form attached hereto as Exhibit A (see page S-7) to Graubard Miller, which 2005 Notes shall be immediately forwarded to and held by the escrow agent.

4.	General Rights and Obligations

A.  Registration of Warrants under the Exchange Act. Promptly after the Initial Closing, the Company will take all necessary action at its expense to cause the registration of the Warrants under the Securities Exchange Act of 1934, as amended.

B.  Registration Rights.

(i) On or prior to June 30, 2005 (the “Registration Filing Date”), the Company shall file a Registration Statement (“Registration Statement”) under the Securities Act with the Securities and Exchange Commission (“SEC”) and shall make appropriate filings in such states as the Placement Agent shall reasonably specify, (i) registering for resale by the Investors (a) the shares of Common Stock issuable as dividends on the Preferred Stock, (b) the Warrants and (c) the shares of Common Stock underlying the Warrants (“Warrant Shares”), (ii) registering for resale by the Placement Agent and other agent shares of Common Stock underlying any warrants issued to them in connection with the Offering and (iii) registering the issuance by the Company of the Warrant Shares (“Original Issuance Shares”) to any person who subsequently purchases the Warrants from any Investor in this Offering in the open market and thereafter elects to exercise such Warrants (all of the foregoing securities are hereinafter collectively referred to as the “Registrable Securities”). The Company shall use its best efforts to have the Registration Statement declared effective as soon as possible but no later than September 30, 2005. If the Registration Statement has not been (x) filed on or prior to the Registration Filing Date or (y) declared effective by the SEC and the offering registered thereby cleared in all respects by the National Association of Securities Dealers, Inc. (“NASD) on or prior to September 30, 2005, the Company shall pay to the Investor an amount equal to 1% of the Investor’s total purchase price in this Offering on each monthly anniversary thereafter (pro rated for partial months) until the aforementioned registration, effectiveness or clearance conditions, as the case may be, have been fulfilled.

(ii) "Piggy-back" Rights. If at any time the Company files a registration statement (excluding registration statements on Forms S-4 and S-8), the Holders of Registrable Securities have the right to include in such registration statement their Registrable Securities, if such Securities are not then included on a current and effective registration statement; provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering (the “Underwriter”), the inclusion of such Registrable Securities, when added to the securities being registered by the Company or the selling stockholder(s), will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, the number of securities to be sold by all stockholders in such public offering (if any) shall be apportioned pro rata among all such selling stockholders, including all holders of the Registrable Securities, according to the total amount of securities of the Company proposed to be sold by said selling stockholders, including all holders of the Registrable Securities.

(iii) Procedures. In the event the Company proposes to file a registration statement as described under subsection (ii), the Company will promptly give written notice of such proposed registration to all Holders of the Registrable Securities. Such Holders will then have the right, by giving written notice to the Company within ten days after the Company provides its notice, to elect to have included in such registration such of their Registrable Securities as such Holders may request in such notice of election.

(iv) Effective and Current. The Company will keep any registration statement which registers the Registrable Securities pursuant hereto effective and current until the earlier of the date by which all the registered Registrable Securities have been sold and the date that the Registrable Securities may be sold pursuant to Rule 144 without any volume restrictions and, subject to the Black-Out Periods (defined below), the date all of the Warrants are either exercised, redeemed or otherwise expired.

(v) Amended Prospectus. The Company will notify each Holder of such Registrable Securities as expeditiously as possible following the effectiveness of any Registration Statement filed pursuant to this section, and/or of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus included in the Registration Statement (“Prospectus”). If the Prospectus is amended to comply with the requirements of the Securities Act, the Holders, if requested by the Company, will immediately cease making offers of the Registrable Securities and the Company will promptly provide the Holders with revised Prospectuses to enable the Holders to resume making offers of the Registrable Securities. The Company will promptly notify the Holders, if after delivery of a Prospectus to the Holders, that, in the judgment of the Company, it is advisable to suspend use of the Prospectus delivered to the Holders due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company. Upon receipt of such notice, each such Holder will immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Holder has received copies of a supplemented or amended Prospectus or until such Holder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus (such period of discontinuance is referred to herein as a “Black-Out Period”). Notwithstanding anything to the contrary herein, the Company will not exercise its rights under this subsection to suspend sales of Registrable Securities for a period in excess of 90 days in any 365-day period.

(vi) Covenants. If and whenever the Company is required by the provisions of this Agreement to affect the registration of any Registrable Securities under the Securities Act, the Company will:

(a) as expeditiously as possible furnish to each Holder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder; and

(b) as expeditiously as possible, notify each Holder, promptly after it receives notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed.

(vii) Fees and Expenses. In any registration statement in which Registrable Securities are included, the Company will bear all expenses and pay all fees incurred in connection therewith, excluding underwriting discounts and commissions payable with respect to the Registrable Securities, and fees and expenses of counsel and/or other experts retained by the Holders of the Registrable Securities (except as set forth below) but including the expenses of preparing the Registration Statement, filing it with the SEC and NASD and having it declared effective (or cleared) by such agencies, providing a reasonable number of copies of the prospectus contained therein to the Holders, and the fees of Graubard Miller, as special counsel for all of the Holders of the Securities issued in this Offering.

(viii) Indemnification.

(a) The Company shall indemnify the Holder of the Registrable Securities to be sold or resold pursuant to any registration statement hereunder and any underwriter or person deemed to be an underwriter under the Securities Act and each person, if any, who controls such Holder or underwriters or persons deemed to be underwriters within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act , against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which the Holder may become subject under the Securities Act, the Exchange Act or otherwise, arising from such registration statement, except to the extent (a) arising from information furnished (or omitted to be furnished) by or on behalf of the Holder, in writing, for specific inclusion in such registration statement or (b) because the Holder failed to suspend the use of such registration statement and discontinue any sales of Registrable Securities during a Black-Out Period (of which it was reasonably made aware by the Company) or failed to timely deliver a final prospectus to the purchasers of such Holder’s Registrable Securities. The Holder of the Registrable Securities to be sold or resold pursuant to such registration statement, and their successors and assigns, shall indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which the Company may become subject under the Securities Act, the Exchange Act or otherwise, (a) arising from information furnished (or omitted to be furnished) by or on behalf of the Holder, in writing, for specific inclusion in such registration statement or (b) because the Holder failed to suspend the use of such registration statement and discontinue any sales of Registrable Securities during a Black-Out Period (of which it was reasonably made aware by the Company) or failed to timely deliver a final prospectus to the purchasers of such Holder’s Registrable Securities.

(b) If any action is brought against a party hereto, (“Indemnified Party”) in respect of which indemnity may be sought against the other party (“Indemnifying Party”), such Indemnified Party shall promptly notify Indemnifying Party in writing of the institution of such action and Indemnifying Party shall assume the defense of such action, including the employment and fees of counsel reasonably satisfactory to the Indemnified Party. Such Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by Indemnifying Party in connection with the defense of such action, or (ii) Indemnifying Party shall not have employed counsel to defend such action, or (iii) such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which may result in a conflict between the Indemnified Party and Indemnifying Party (in which case Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events, the reasonable fees and expenses of not more than one additional firm of attorneys designated in writing by the Indemnified Party shall be borne by Indemnifying Party. Notwithstanding anything to the contrary contained herein, if Indemnified Party shall assume the defense of such action as provided above, Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent.

(c) If the indemnification or reimbursement provided for hereunder is finally judicially determined by a court of competent jurisdiction to be unavailable to an Indemnified Party (other than as a consequence of a final judicial determination of willful misconduct, bad faith or gross negligence of such Indemnified Party), then Indemnifying Party agrees, in lieu of indemnifying such Indemnified Party, to contribute to the amount paid or payable by such Indemnified Party (i) in such proportion as is appropriate to reflect the relative benefits received, or sought to be received, by Indemnifying Party on the one hand and by such Indemnified Party on the other or (ii) if (but only if) the allocation provided in clause (i) of this sentence is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of Indemnifying Party and of such Indemnified Party; provided, however, that in no event shall the aggregate amount contributed by the Holder exceed the profit, if any, earned by the Holder as a result of the exercise by him of the Warrants and the sale or resale by him of the Registrable Securities.

(d) The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

D. Listing of Warrants on the OTC.

Concurrently with the effectiveness of the Registration Statement, the Company shall use its best efforts (subject to the willingness of market makers to file Form 211 as required) to cause the Warrants to be listed on the OTC Bulletin Board and thereafter concurrently listed and/or quoted on any other trading market or exchange on which its Common Stock become quoted or listed in the future.

5. Special Exchange Rights.

A. The Company shall give each holder of Preferred Stock at least 15 business days prior notice of the consummation of a Qualified Financing (“Qualified Financing Notice”). A “Qualified Financing” shall mean any financing that raises gross proceeds of $30 million or more. The holders of the Preferred Stock may elect, at their sole option, by providing the Company with notice of such election no later than ten business days after receipt of the Qualified Financing Notice, to exchange all or a portion of their Preferred Stock into securities identical to the securities issued in the Qualified Financing (“Exchange Securities”); provided, however, that if a Qualified Financing is a public offering, the Exchange Securities shall not be part of the securities sold in the public offering and will be restricted within the meaning of the federal securities laws. The value of each share of Preferred Stock being so exchanged shall be equal to the then-applicable Redemption Price of such share of Preferred Stock plus all accrued and unpaid dividends also being exchanged. The applicable “Redemption Price” shall be set on each May 15 of the following years for the ensuing 12-month period as follows:

Period Following Initial Closing	Redemption Price ($)
2005	770
2006	756
2007	742
2008	728
2009	714
2010 and thereafter	700

B. Holders of Preferred Stock exchanging their Preferred Stock for Exchange Securities shall receive the same registration rights as those afforded to investors in the Qualified Financing if the Qualified Financing is conducted on an unregistered basis. If the Qualified Financing is registered under the Securities Act of 1933, as amended, in a registration statement, the Company shall cause the Exchange Securities to be registered for resale under, at the election of the Managing Placement Agent, either (a) the same registration statement (but with a separate selling security holder prospectus), subject to customary underwriter carveouts or, alternatively and at the discretion of the underwriter, lockups or (b) a separate registration statement to be filed and brought effective as soon as practicable after consummation of the Qualified Financing, but no later than 120 days after consummation of the Qualified Financing and no sooner than such date as to which the Managing Placement Agent shall agree. All costs of any such registration shall be the responsibility of the Company. In addition, in cases of a registration under preceding clause (b), in the absence of a new registration rights agreement between the Company and the holders of the Securities, the provisions of Section 3.B. of this Schedule 1 shall apply to the greatest extent possible, including the penalties under Section 3.B(i) if such registration statement is not filed on or prior to the aforementioned 120th day.

6. No Short Sales.

The Investor hereby agrees not to (and use its best effort not to permit any of its affiliates to) “short sell” the Company’s securities through the date of effectiveness of the Registration Statement and shall not permit any securities owed by such Investor to be loaned or used by any broker or other person for short selling activities.

7. Notices. All communications to the Company should be sent to:

GigaBeam Corporation
470 Springpark Place, Suite 900
Herndon, Virginia 20170
Attn: Louis S. Slaughter
Tel.:  (703) 378-0099
Fax: (703) 378-0474

with copies to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attention: Elise M. Adams, Esq.
Tel.:  (212) 885-5544
Fax: (212) 885-5001

and

HCFP/Brenner Securities LLC
888 Seventh Avenue
New York, New York 10106
Attn: Ira Scott Greenspan
Tel:  (212) 707-0355
Fax:  (212) 707-0378

and

Graubard Miller
405 Lexington Avenue, 19th Floor
New York, New York 10174
Attn: David Alan Miller, Esq.
Tel:  (212) 818-8661
Fax:  (212) 818-8881

Exhibit 1

Conditional Note Surrender and Conversion Form

The undersigned holder of the 8% senior convertible notes (“2005 Notes”) issued by GigaBeam Corporation (“Company”) hereby delivers 2005 Notes having an aggregate principal amount of $____________ to HCFP/Brenner Securities LLC (“Placement Agent”).

The escrow agent is hereby authorized and instructed by the undersigned to hold such 2005 Notes in trust and, upon consummation of a Closing with respect to the Securities being subscribed for by the undersigned pursuant to the Subscription/Registration Rights Agreement to which this form is a part, to surrender such 2005 Notes to the Company at which time $____________ principal amount of the Notes (and all interest due and owing on such principal amount) is to be converted into Securities.

It is understood and agreed that, in the event the undersigned is not converting all of the principal amount (and the interest due and owing thereon) of the 2005 Notes delivered hereby into Securities, new 2005 Notes of like tenor will be issued to the undersigned having a principal amount equal to the principal amount not being converted as soon as practicable after such Closing.

___________________________
Signature
:

___________________________
Name:

GIGABEAM CORPORATION

NASD/SELLING SECURITYHOLDER QUESTIONNAIRE

INSTRUCTIONS

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING. SIGNIFICANT REPRESENTATIONS ARE CONTAINED IN THIS QUESTIONNAIRE.

1.	READ ALL DEFINITIONS ON PAGE (B) BEFORE ANSWERING ANY QUESTIONS.

2.	EVERY PERSON MUST ANSWER QUESTIONS 1 THROUGH 11 AND SIGN ON PAGE (I).

If you have any questions regarding this questionnaire, please call Brian L. Ross, Esq. at Graubard Miller, (212) 818-8610.

(A)

DEFINITIONS FOR NASD/SELLING SECURITYHOLDERS QUESTIONNAIRE

Affiliate: An Affiliate of any person (for purposes hereof a “person” includes a partnership, corporation or other legal entity such as a trust or estate) is a person which controls, is controlled by or is under common control with such person.

For purposes of determining affiliation with an NASD Member:

(i) a person should be presumed to control a Member of the NASD if the person beneficially owns 10% or more of the outstanding voting securities of a Member of the NASD which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a Member of the NASD which is a partnership;

(ii) a Member of the NASD should be presumed to control a person if the Member of the NASD and Persons Associated with a Member of the NASD beneficially own 10% or more of the outstanding voting securities of a person which is a corporation, or beneficially own a partnership interest in 10% or more of the distributable profits or losses of a person which is a partnership; and

(iii)	a person should be presumed to be under common control with a Member of the NASD if:

(1) the same person controls both the Member of the NASD and such person by beneficially owning 10% or more of the outstanding voting securities of the Member of the NASD and other such person which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of the Member of the NASD and other such person which is a partnership; or

(2) a person having the power to direct or cause the direction of the management or policies of the Member of the NASD also has the power to direct or cause the direction of the management or policies of the other entity in question.

Immediate Family:
The “Immediate Family” of any person, including an employee of or Person Associated with a Member of the NASD, includes the parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children of such person or any other individual who is supported, directly or indirectly, to a material extent by such person.

Member of the NASD:	A “Member of the NASD” is any broker or dealer admitted to membership in the NASD.

NASD:	The National Association of Securities Dealers, Inc.

Person Associated with a Member of the NASD:
A “Person Associated with a Member of the NASD” is every sole proprietor, partner, officer, director or branch manager of any Member of the NASD, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such Member of the NASD (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD.

(B)

1.	Identity and Background of the Records and Beneficial Owner of the Registrable Securities.

(a)	Full legal name or names of all parties having record or beneficial ownership of the Registrable Securities:

(b)	Business address (including street address) (or residence if no business address), telephone number and facsimile number and email address of such holders:

Address:

Telephone:

Fax:

E-mail:

(c)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes. ☐ No.

(d)	If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes. ☐ No.

(e)	Full legal name of person through which you hold the Registrable Securities (i.e. name of your broker or the DTC participant, if applicable, through which your Registrable Securities will be held):

Name of entity:

DTC No.:

Contact person:

Telephone:

(a)	Full legal name or names of all parties having record or beneficial ownership of the Registrable Securities:

(b)	Business address (including street address) (or residence if no business address), telephone number and facsimile number and email address of such holders:

Address:

Telephone:

Fax:

E-mail:

(c)	Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.    ☐ No.

(d)	If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes.    ☐ No.

(e)	Full legal name of person through which you hold the Registrable Securities (i.e. name of your broker or the DTC participant, if applicable, through which your Registrable Securities will be held):

Name of entity:

DTC No.:

Contact person:

Telephone:

2. Your Relationship with the Company.

(a)
Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

☐ Yes.    ☐ No.

(C)

(b)	If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with the Company:

_______________________________________________________________________

3. Nature of your beneficial ownership.

(a)
If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a limited partnership, state the names of the general partners of such limited partnership:

_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________

(b)
With respect to each general partner listed in Item 3(a) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________

(c)
Name each person or entity that will have sole or shared voting or dispositive power over the shares purchased pursuant to the Agreements (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

(i)(A)Full legal name of Controlling Entity(ies) or natural person(s) with who have sole or shared voting or dispositive power over the Registrable Securities:

(B) Business address (including street address) (or residence if no business  address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

(C)	Name of shareholders:

(D)

(ii)(A) Full legal name of Controlling Entity(ies):

(B) Business address (including street address) (or residence if no business  address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

(C)	Name of shareholders:

(d)
If the name of the beneficial owner of the securities set forth in your response to Item 1(c) above is that of a limited partnership, state the names of the general partners of such limited partnership:

                                              __

(e)
With respect to each general partner listed in Item 3(d) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

(f)
Name each person or entity who will have sole or shared voting or dispositive power over the Registrable Securities (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

(i)(A)	Full legal name of Controlling Entity(ies) or natural person(s) with who have sole or shared voting or dispositive power over the Registrable Securities:

(E)

(B)	Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

(C)	Name of shareholders:

(ii)(A)	Full legal name of Controlling Entity(ies):

____________________________________________________________

(B)	Business address (including street address) or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

(C)	Name of shareholders:

4. State whether you or any of your Affiliates or any members of your Immediate Family are
(a) a Member of the NASD;
☐ Yes    ☐ No

(b) a Person Associated with a Member of the NASD; or
☐ Yes    ☐ No

(c) an Affiliate of a Member of the NASD.
☐ Yes    ☐ No

5.	State whether you or any of your Affiliates own stock or other securities of any Member of the NASD or an Affiliate of a Member of the NASD.
☐ Yes    ☐ No

(F)

5.	State whether you or any of your Affiliates have made a subordinated loan to any Member of the NASD.
☐ Yes    ☐ No

6.
If you marked “Yes” to any of the questions above, please briefly describe the facts below, giving the names of the Members of the NASD to which your answer refers (including, for example, percentage of ownership, amount of loan and interest payable, applicable dates, names of Affiliates, immediate family, etc.).

7.
State whether you are an Immediate Family member or a partner of Blank Rome, LLP, counsel to GigaBeam Corporation (“Company”), or Graubard Miller, counsel to HCFP/Brenner Securities LLC (“Placement Agent”).

☐ Yes    ☐ No

8. State whether you provide any consulting or other services to the Company.

☐ Yes    ☐ No

If you marked “Yes”, please briefly describe such services, including cash and non-cash compensation received and attach copies of written agreements or correspondence describing such services.

(G)

9.	Please identify any of the following relationships you have with the Placement Agent or any Member of the NASD.

None	☐
Advisor	☐
Officer	☐
Director	☐
Trustee	☐
Founder	☐
Registered Representative	☐
5% Stockholder	☐
Employee	☐
Immediate Family	☐
Broker/Dealer	☐
Promoter	☐
Consultant	☐
Finder	☐
Bridge Lender	☐
General Partner	☐
Limited Partner	☐
Equity Investor	☐
Client or Customer	☐
Subordinated Debt Holder	☐
Other	☐

Please describe the nature of any relationship identified above. For example, if you are an advisor, promoter, consultant or finder, describe the compensation you received; if you are an equity investor, state the class of securities and percentage interest you hold; and if you are an Immediate Family Member, describe the exact relationship, including the name of the person to whom you are related and the position such person holds with Underwriter or such other Member of the NASD. Identify the Member of the NASD:

10.	State whether you have any oral and/or written agreements with any Member of the NASD or Person Associated with a Member of the NASD concerning the disposition of your securities of the Company.
☐ Yes    ☐ No

If you marked “Yes”, please briefly describe such agreement and attach copies of written agreements or correspondence describing such arrangement.

(H)

I hereby affirm that the answers to the above NASD Questionnaire are true and correct as of the date set forth below.

Date:
	(Sign Name)	(Print Name)
Date: ____________ _______________________ ___________________________
(Sign Name)    (Print Name)

11.
Please list the other securities of the Company which you beneficially owned, including the name of the security, the number thereof, and the name of the entity though which you beneficially own such securities:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

12. Plan of Distribution. By executing this questionnaire, you affirm the following plan of distribution with respect to your Registrable Securities.

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the selling securityholder will be responsible for underwriting discounts or commissions or agents’ commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging positions they assume.

The undersigned acknowledges that its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

_________________________________
(Signature)

_________________________________
Print Name:
(I)